Events occurring after the reporting period	6 Months Ended
Dec. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Events occurring after the reporting period	Events occurring after the reporting period
In January 2025, the Group completed a global private placement primarily to Mesoblast's existing major US, UK, and Australian shareholders raising $161.0 million at A$2.50 per share. In January 2025, proceeds of $161.0 million were received and recognized in cash and cash equivalents.
In January 2025, the Group issued 10,228,239 ordinary shares to Osiris as payment for a $20.0 million milestone within contingent consideration recognized on the balance sheet following the FDA approval of RYONCIL in the United States.
There were no other events that have occurred after December 31, 2024 and prior to the signing of this financial report that would likely have a material impact on the financial results presented.